                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                             A.H. Belo Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

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     (4) Date Filed:

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

                                  [BELO LOGO]
                                P. O. BOX 655237
                            DALLAS, TEXAS 75265-5237

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 1999

                            ------------------------

To the Shareholders of A. H. BELO CORPORATION

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of A. H. Belo Corporation (the "Company"), a Delaware corporation, will be held in the Dallas Museum of Art Auditorium, 1717 North Harwood Street, Dallas, Texas, on WEDNESDAY, MAY 12, 1999, AT 9:30 A.M., Dallas, Texas time, for the following purposes:

          1. To elect four Class I directors to hold office for a term of three years or until their respective successors are elected and qualified; and

          2. To transact such other business as properly may come before the Annual Meeting or any adjournment thereof.

     The close of business on March 19, 1999 has been fixed by the Board of Directors of the Company as the record date for the Annual Meeting. Only shareholders of record on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The stock transfer books will not be closed.

     A Proxy Statement, form of Proxy, and copy of the Annual Report on the Company's operations during the fiscal year ended December 31, 1998 accompany this notice.

     It is important that your shares be represented at the Annual Meeting. If you do not expect to attend in person, please sign and date the form of Proxy and return it in the enclosed envelope. Shareholders who do plan to attend may vote at the Annual Meeting. THE FORM OF PROXY IS ENCLOSED AS A SEPARATE, SINGLE-CARD INSERT WITHIN THE MAILING ENVELOPE IN WHICH THIS PROXY STATEMENT IS CONTAINED. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person if they desire.

                                             By Order of the Board of Directors

                                                      MARIAN SPITZBERG
                                                         Secretary

April 1, 1999

                                  [BELO LOGO]
                                P. O. BOX 655237
                            DALLAS, TEXAS 75265-5237

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 1999

                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished to shareholders of A. H. Belo Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held in the Dallas Museum of Art Auditorium, 1717 North Harwood Street, Dallas, Texas, on WEDNESDAY, MAY 12, 1999, AT 9:30 A.M., Dallas, Texas time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References herein to the "Company" include its subsidiaries, unless the context otherwise requires.

     This Proxy Statement and form of Proxy are being mailed to shareholders on or about April 1, 1999. If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A shareholder who attends the Annual Meeting in person may revoke his or her proxy at that time and vote in person if so desired. All proxies duly signed, dated, and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote:

          (1) FOR the election of the four nominees listed under "Election of Directors" as nominees of the Company for election as Class I directors, for a three-year term; and

          (2) At the discretion of the persons named in the enclosed form of Proxy, on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the shareholders (see "Shareholder Proposals" herein), the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

     The cost of solicitation of proxies will be borne by the Company. The Company has engaged Morrow & Co., Inc. to solicit proxies from beneficial owners of shares standing in the name of brokers and other nominees. The Company has agreed to pay Morrow & Co., Inc. a fee of $5,500 and the amount of its expenses for such service. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the required number of Proxy forms, Proxy Statements, and Annual Reports for forwarding to beneficial owners, and the Company will reimburse such persons for their expense in so doing.

                OUTSTANDING CAPITAL STOCK AND STOCK OWNERSHIP OF
                     DIRECTORS, CERTAIN EXECUTIVE OFFICERS
                           AND PRINCIPAL SHAREHOLDERS

     The record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting has been established by the Board of Directors as the close of business on March 19, 1999. As of the record date, the Company had issued and outstanding and entitled to vote at the Annual Meeting 99,107,469 shares of Series A Common Stock, par value $1.67 per share ("Series A shares"), and 19,004,590 shares of Series B Common Stock, par value $1.67 per share ("Series B shares"). (The Series A shares and Series B shares together are referred to herein as the "Common Stock." For a description of the voting rights of the Series A shares and Series B shares, see "Quorum and Voting" herein.) All share amounts reported in this Proxy Statement have been adjusted to reflect a 2-for-1 stock split paid in the form of a stock dividend on June 5, 1998.

     The following table sets forth information, as of December 31, 1998, regarding the beneficial ownership of the Company's Common Stock by certain of the Company's executive officers, by its directors and nominees, by all of its directors and executive officers as a group, and by each person known by management of the Company to own more than five percent of the outstanding shares of Common Stock of the Company.

                                                          SHARES OF COMMON STOCK BENEFICIALLY OWNED
                                                         AND PERCENTAGE OF OUTSTANDING SHARES AS OF
                                                                    DECEMBER 31, 1998(1)
                                                         -------------------------------------------
                  NAME AND ADDRESS OF                                                    PERCENT OF
                  INDIVIDUAL OR GROUP                     SERIES A        SERIES B        CLASS(2)
                  -------------------                    ----------      -----------     -----------
Robert W. Decherd(3)**+................................  1,345,421(4)     5,616,522(5)       5.9%
A. H. Belo Corporation
P.O. Box 655237
Dallas, Texas 75265
Ward L. Huey, Jr.*+....................................    295,127(6)       256,300(7)       ***
A. H. Belo Corporation
P.O. Box 655237
Dallas, Texas 75265
Burl Osborne**+........................................    286,823(8)       212,142(9)       ***
A. H. Belo Corporation
P.O. Box 655237
Dallas, Texas 75265
Michael J. McCarthy+...................................    120,163(10)       80,177(11)      ***
A. H. Belo Corporation
P.O. Box 655237
Dallas, Texas 75265
James M. Moroney(3)+...................................     51,933(12)      232,260(13)      ***
A. H. Belo Corporation
P.O. Box 655237
Dallas, Texas 75265
John W. Bassett, Jr.**.................................    361,692(14)      691,008(15)      ***
400 N. Pennsylvania Avenue, Suite 250
Roswell, New Mexico 88201
Henry P. Becton, Jr.*..................................     12,168(16)       10,000(17)      ***
125 Western Avenue
Boston, Massachusetts 02134
Fanchon M. Burnham*....................................    392,444(18)       10,000(17)      ***
3554 Edmunds Street, N.W.
Washington, D.C. 20007

                                                          SHARES OF COMMON STOCK BENEFICIALLY OWNED
                                                         AND PERCENTAGE OF OUTSTANDING SHARES AS OF
                                                                    DECEMBER 31, 1998(1)
                                                         -------------------------------------------
                  NAME AND ADDRESS OF                                                    PERCENT OF
                  INDIVIDUAL OR GROUP                     SERIES A        SERIES B        CLASS(2)
                  -------------------                    ----------      -----------     -----------
Judith L. Craven, M.D., M.P.H.*........................     56,800(19)       20,000(20)      ***
3212 Ewing Street
Houston, Texas 77004
Roger A. Enrico*.......................................     42,000(21)       20,000(20)      ***
700 Anderson Hill Road
Purchase, New York 10577
Stephen Hamblett*......................................    469,959(22)       25,494(23)      ***
75 Fountain Street
Providence, Rhode Island 02902
Dealey D. Herndon(3)*..................................  2,144,558(24)    2,769,704(25)      4.1%
322 Congress Avenue
Austin, Texas 78701
Arturo Madrid, Ph.D.*..................................     57,100(26)       20,000(20)      ***
Trinity University
715 Stadium Drive
San Antonio, Texas 78212
James M. Moroney, Jr.(3)*..............................    954,378(27)    2,379,844(28)      2.8%
A. H. Belo Corporation
P.O. Box 655237
Dallas, Texas 75265
Hugh G. Robinson*......................................      5,200(29)       20,000(20)      ***
714 Jackson Street, Suite 1000
Dallas, Texas 75202
William T. Solomon*....................................     40,000(21)       60,000(20)      ***
3535 Travis Street, Suite 300
Dallas, Texas 75204
Thomas B. Walker, Jr.*.................................     72,000(30)       52,000(20)      ***
100 Crescent Court, Suite 1000
Dallas, Texas 75201
J. McDonald Williams**.................................     52,000(21)       32,000(20)      ***
3500 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas 75201
BankBoston Corporation++...............................  8,595,501(31)          -0-          7.2%
100 Federal Street
Boston, Massachusetts 02110
All directors and executive officers as a group (19      6,777,509(32)   12,519,313(33)     16.0%(34)
  persons).............................................

---------------

  * Director

 ** Director and Nominee

*** Less than one percent

 + Executive Officer

++ Shareholder

 (1) Series B shares are convertible at any time on a share-for-share basis into Series A shares. For purposes of determining the number of Series A shares beneficially owned by the persons listed, the person may be deemed to be the beneficial owner of the Series A shares into which the Series B shares owned are convertible. The numbers listed in the Series A column, however, do not reflect the Series A shares that may be so deemed to be beneficially owned by the person listed. If the Series A shares into which Series B shares held are convertible were included in the Series A shares total, and if the percent of Series A shares so held were calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, the persons listed would be deemed to be the beneficial owners of the following percentages of the Series A shares: Mr. Decherd, 6.6%; Mrs. Herndon, 4.8%; Mr. Moroney, Jr., 3.3%; Mr. Bassett, 1.0%; and all directors and executive officers as a group, 17.0%. All other persons listed would be deemed to own less than 1% of the Series A shares. See footnote (2).

 (2) "Percent of Class" is calculated by taking the total number of Series A shares and Series B shares beneficially owned by the individual or entity listed, including the total number of Series A and Series B shares subject to presently exercisable options held by that individual or entity and dividing that number by the sum of the total number of Series A shares and Series B shares outstanding and the total number of Series A and Series B shares subject to presently exercisable options held by the individual or entity.

 (3) The family relationships among the directors, executive officers, and principal shareholders are as follows: Robert W. Decherd and Dealey D. Herndon are brother and sister; James M. Moroney, Jr. is a cousin of Robert
     W. Decherd and Dealey D. Herndon; and James M. Moroney is the son of James
     M. Moroney, Jr. and a cousin of Robert W. Decherd and Dealey D. Herndon.

 (4) Includes 32,566 Series A restricted shares issued under the Company's 1986 Long Term Incentive Plan, 2,111 Series A shares held in the Company's 401(k) plan, and 594,802 Series A shares indirectly held in grantor retained annuity trusts ("GRATs") established in 1996, 1997, and 1998. Also includes 43,080 Series A shares held in trust for which Mr. Decherd serves as trustee and 144,802 Series A shares held by a charitable foundation established by Mr. Decherd for which he serves as chairman and director, but does not include 1,200 Series A shares owned by Mr. Decherd's wife, 5,740 Series A shares owned by Mr. Decherd's son, and 146,948 Series A shares held in trusts for the benefit of Mr. Decherd's children, as to all of which shares Mr. Decherd disclaims beneficial ownership.

 (5) Includes 147,950 Series B shares subject to presently exercisable options (15,000 of which were issued under the Company's 1986 Long Term Incentive Plan and 132,950 of which were issued under the Company's 1995 Executive Compensation Plan), 714 Series B shares held in the Company's 401(k) plan, 174,598 Series B shares indirectly held in a GRAT established in 1998, and 92,636 Series B shares owned by Mr. Decherd and his wife, as to which he shares voting and dispositive power. Also includes 132,000 Series B shares held in trust for which Mr. Decherd serves as trustee and 111,224 Series B shares held by a charitable foundation established by Mr. Decherd for which he serves as chairman and director, but does not include 1,200 Series B shares owned by Mr. Decherd's wife, 4,640 Series B shares owned by Mr. Decherd's son, and 130,208 Series B shares held in trusts established for the benefit of Mr. Decherd's children, as to all of which shares Mr. Decherd disclaims beneficial ownership.

 (6) Includes 145,300 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan, 22,638 Series A restricted shares issued under the Company's 1986 Long Term Incentive Plan, and 1,357 Series A shares held in the Company's 401(k) plan.

 (7) Consists of 256,300 Series B shares subject to presently exercisable options issued under the Company's 1995 Executive Compensation Plan.

 (8) Includes 192,680 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan, 21,112 Series A restricted shares issued under the Company's 1986 Long Term Incentive Plan, and 2,027 Series A shares held in the Company's 401(k) plan.

 (9) Consists of 211,440 Series B shares subject to presently exercisable options issued under the Company's 1995 Executive Compensation Plan and 702 Series B shares held in the Company's 401(k) plan.

(10) Includes 81,700 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan, 8,792 Series A restricted shares issued under the Company's 1986 Long Term Incentive Plan, and 5,519 Series A shares held in the Company's 401(k) plan. Does not include 4,000 Series A shares held in trusts for the benefit of Mr. McCarthy's children, as to all of which shares Mr. McCarthy disclaims beneficial ownership.

(11) Consists of 79,480 Series B shares subject to presently exercisable options issued under the Company's 1995 Executive Compensation Plan and 697 Series B shares held in the Company's 401(k) plan.

(12) Includes 33,276 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan, 5,712 Series A restricted shares issued under the Company's 1986 Long Term Incentive Plan, and 1,645 Series A shares held in the Company's 401(k) plan. Does not include 4,800 Series A shares owned by Mr. Moroney's wife and 3,600 Series A shares held in trust for the benefit of Mr. Moroney's children, as to all of which shares Mr. Moroney disclaims beneficial ownership.

(13) Includes 20,000 Series B shares held by a family limited partnership, of which Mr. Moroney is a limited partner, 90,960 Series B shares subject to presently exercisable options issued under the Company's 1995 Executive Compensation Plan, and 676 Series B shares held in the Company's 401(k) plan. Does not include 1,600 Series B shares owned by Mr. Moroney's wife and 800 Series B shares held in trust for the benefit of Mr. Moroney's children, as to all of which shares Mr. Moroney disclaims beneficial ownership.

(14) Includes 40,000 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan. Also includes 28,000 Series A shares owned by Mr. Bassett's adult children, as to which Mr. Bassett shares dispositive power, and 86,400 Series A shares held in trusts for the benefit of Mr. Bassett's adult children, for which Mr. Bassett serves as trustee, but does not include 56,820 Series A shares held by a charitable remainder trust established in 1998, of which Mr. Bassett is the primary beneficiary, and 900 Series A shares held in trust for the benefit of Mr. Bassett's stepdaughter, for which Mr. Bassett's wife serves as trustee, as to all of which shares Mr. Bassett disclaims beneficial ownership.

(15) Includes 20,000 Series B shares subject to presently exercisable options issued under the Company's 1995 Executive Compensation Plan. Also includes 70,780 Series B shares owned by Mr. Bassett's adult children, as to which Mr. Bassett shares dispositive power, and 206,866 Series B shares held in trusts for the benefit of Mr. Bassett's children, for which Mr. Bassett serves as trustee, as to all of which shares Mr. Bassett disclaims beneficial ownership.

(16) Consists of 12,168 Series A shares held in a trust of which Mr. Becton is the beneficiary and trustee. Does not include 1,444 Series A shares held in a trust for Mr. Becton's wife and 21,682 Series A shares held in trusts for Mr. Becton's children, as to all of which shares Mr. Becton disclaims beneficial ownership.

(17) Consists of 10,000 Series B shares subject to presently exercisable options issued under the Company's 1995 Executive Compensation Plan.

(18) Includes 42,284 Series A shares held in trusts for the benefit of Mrs. Burnham's adult children, as to which Mrs. Burnham shares dispositive power, and 174,992 Series A shares held in trust for Mrs. Burnham's brother, for which Mrs. Burnham serves as a co-trustee, as to all of which shares Mrs. Burnham disclaims beneficial ownership.

(19) Includes 54,000 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan.

(20) Includes 20,000 Series B shares subject to presently exercisable options issued under the Company's 1995 Executive Compensation Plan.

(21) Includes 40,000 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan.

(22) Includes 1 Series A share held in the Company's 401(k) plan. Also includes 52,000 Series A shares held by a charitable foundation for which Mr. Hamblett serves as director and foundation manager, as to all of which shares Mr. Hamblett disclaims beneficial ownership.

(23) Consists of 25,440 Series B shares subject to presently exercisable options issued under the Company's 1995 Executive Compensation Plan and 54 Series B shares held in the Company's 401(k) plan.

(24) Includes 40,000 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan. Also includes 98,456 Series A shares held in trusts, for which Mrs. Herndon serves as trustee, but does not include 97,340 Series A shares owned by Mrs. Herndon's husband, as to all of which shares Mrs. Herndon disclaims beneficial ownership.

(25) Includes 20,000 Series B shares subject to presently exercisable options issued under the Company's 1995 Executive Compensation Plan. Also includes 98,456 Series B shares held in trusts, for which Mrs. Herndon serves as trustee, as to all of which shares Mrs. Herndon disclaims beneficial ownership.

(26) Includes 56,000 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan.

(27) Does not include 42,000 Series A shares owned by Mr. Moroney's wife, as to all of which shares Mr. Moroney disclaims beneficial ownership.

(28) Includes 2,000,000 Series B shares held by a family limited partnership of which Mr. Moroney is the managing general partner. Does not include 42,000 Series B shares owned by Mr. Moroney's wife, as to all of which shares Mr. Moroney disclaims beneficial ownership.

(29) Includes 3,000 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan.

(30) Includes 40,000 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan. Does not include 20,000 shares owned by Mr. Walker's wife, as to all of which shares Mr. Walker disclaims beneficial ownership.

(31) Based upon information contained in its Report on Schedule 13-G filed with the Securities and Exchange Commission on February 16, 1999, the Series A shares are held indirectly by BankBoston Corporation by its subsidiary, BankBoston, National Association; BankBoston Corporation shares voting power with respect to 9,966 of the Series A shares and shares dispositive power with respect to 7,400,647 of the Series A shares.

(32) Includes 820,016 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan.

(33) Includes 1,042,750 Series B shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan and under the Company's 1995 Executive Compensation Plan.

(34) Represents approximately 44.0% of the voting power of all outstanding shares of Common Stock.

                               QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote is necessary to constitute a quorum at the Annual Meeting; provided, however, that in no event may a quorum consist of less than one-third of the outstanding shares of Common Stock entitled to vote. The affirmative vote of a plurality of the voting power represented at the Annual Meeting and entitled to vote is required for the election of directors. Unless otherwise required by law, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote is required for other matters which may properly come before the Annual Meeting.

     A holder of Series A shares will be entitled to one vote per Series A share as to each matter properly brought before the Annual Meeting, and a holder of Series B shares will be entitled to 10 votes per Series B share as to each matter properly brought before the Annual Meeting. Subject to such differential voting rights, the holders of Series A shares and Series B shares vote together as a single class on all matters except with respect to (1) any amendments to the Company's Certificate of Incorporation that alter or change the powers, preferences, or special rights of their respective series so as to affect them adversely and (2) such other matters as require class votes under the Delaware General Corporation Law. Cumulative voting is not permitted in the election of directors. Abstentions and broker non-votes, if applicable, are each included in the determination of the number of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate. For matters requiring majority approval, abstentions will have the effect of negative votes but broker non-votes will not be treated as shares entitled to vote on such matters. This means that broker non-votes will neither be counted in the numerator nor the denominator in determining whether a matter has received sufficient votes to be approved.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The bylaws of the Company provide that the Board of Directors is to be divided into three classes, approximately equal in number, with staggered terms of three years. Pursuant to the terms of the acquisition of The Providence Journal Company on February 28, 1997 (the "Merger"), Fanchon M. Burnham, who was elected in May 1997 by shareholder vote and has served as a Class I director, will not stand for re-election. The bylaws of the Company provide that a director who attains age seventy shall retire on the date of the annual meeting of shareholders next following his or her seventieth birthday. Accordingly, Thomas B. Walker, Jr., a Class II director, will retire on the date of the 1999 Annual Meeting. In accordance with the terms of the Merger, James M. Moroney, Jr., a Class III director who has attained the age of seventy, will continue to serve on the Board of Directors until the Annual Meeting in the year 2000, if willing and able to do so.

     As a result of the departure of the two directors described above, the Board of Directors determined to distribute more equitably the number of directors in each class. In February 1999, the Board of Directors adopted resolutions pursuant to which, effective immediately prior to the election of directors at the Annual Meeting, the size of the Board will be reduced to fourteen directors, of which four will be designated as Class I, five will be designated as Class II and five will be designated as Class III. Robert W. Decherd, currently a Class II director, will become a nominee for election as a Class I director, and Ward L. Huey, Jr., currently a Class III director, will become a Class II director. The four nominees designated by the Board of Directors for election as Class I directors at the 1999 Annual Meeting will serve a three-year term if elected.

NOMINEES FOR DIRECTORS

     Class I Directors (Term expires in 2002)

PHOTO JOHN W.           JOHN W. BASSETT, JR., age 61, has served as a director of
BASSETT, JR.            the Company since March 1979. He is a practicing attorney
                        and is a partner in the law firm of Bassett & Copple, LLP in
                        Roswell, New Mexico. Prior to forming Bassett & Copple, LLP in October 1995, Mr. Bassett was a stockholder in the law
                        firm of Atwood, Malone, Mann & Turner, P.A., Roswell, New
                        Mexico, for more than ten years.
PHOTO ROBERT W.         ROBERT W. DECHERD, age 47, has served as a director of the
DECHERD                 Company since March 1976. He has been Chairman of the Board and Chief Executive Officer of the Company since January
                        1987. Mr. Decherd became President of the Company in January
                        1994, and previously served as President from January 1985 through December 1986. From January 1984 through December
                        1986, he served as Chief Operating Officer. Mr. Decherd is a member of the Board of Directors of Kimberly-Clark
                        Corporation.

PHOTO BURL OSBORNE      BURL OSBORNE, age 61, has served as a director of the
                        Company since January 1987. He has been President/Publishing
                        Division of the Company since November 1995. Since January
                        1991, Mr. Osborne has been Publisher of The Dallas Morning
                        News, Inc., a subsidiary of the Company. Mr. Osborne was
                        President of The Dallas Morning News from 1985 through
                        December 1990, and Editor of The Dallas Morning News from
                        1985 through January 1997.
PHOTO J. McDONALD       J. MCDONALD WILLIAMS, age 57, has served as a director of
WILLIAMS                the Company since April 1985. Mr. Williams is Chairman of
                        the Trammell Crow Company, a real estate services firm. From
                        1991 until July 1994, Mr. Williams was President and Chief
                        Executive Officer of Trammell Crow Company, and from 1977 to
                        December 1990, he was managing partner of Trammell Crow
                        Company.

DIRECTORS CONTINUING IN OFFICE

     Class II Directors (Term expires in 2000)

PHOTO OF HENRY P.       HENRY P. BECTON, JR., age 55, has served as a director of
BECTON, JR.             the Company since May 1997. He served as a director of The
                        Providence Journal Company from 1992 to 1997. Since 1984,
                        Mr. Becton has been President and General Manager of WGBH
                        Educational Foundation. He is a member of the Board of
                        Directors of Public Broadcasting Service and Becton
                        Dickinson and Company, and is a trustee or director of the following investment companies managed by Scudder Kemper
                        Investments: Scudder Cash Investment Trust; Scudder
                        California Tax Free Trust; Scudder Municipal Trust; Scudder
                        State Tax Free Trust; Scudder Investment Trust; Scudder
                        Portfolio Trust; Scudder Funds Trust; Scudder GNMA Fund;
                        Scudder U.S. Treasury Money Fund; Scudder Tax Free Money
                        Fund; and Scudder Tax Free Trust.
PHOTO OF ROGER A.       ROGER A. ENRICO, age 54, has served as a director of the
ENRICO                  Company since July 1995. He has been Chief Executive Officer of PepsiCo, Inc. since April 1996, and Chairman of the Board of PepsiCo, Inc. since November 1996. He served as Chairman and Chief Executive Officer of PepsiCo Worldwide Restaurants
                        from the end of 1994 through April 1996, and Vice Chairman of PepsiCo, Inc. from 1993 until November 1996. Mr. Enrico is a member of the Boards of Directors of PepsiCo, Inc.,
                        Dayton Hudson Corporation, The Prudential Insurance Company
                        of America, Inc., The College Fund/UNCF and Lincoln Center
                        for the Performing Arts.

PHOTO WARD L. HUEY,     WARD L. HUEY, JR., age 60, has served as a director of the
JR.                     Company since April 1982. He has been Vice Chairman of the
                        Board and President/Broadcast Division since January 1987.
                        He was President and Chief Executive Officer of the
                        Company's broadcasting subsidiary, Belo Broadcasting
                        Corporation, from April 1981 through December 1986, at which time the stock ownership of the broadcasting subsidiaries
                        changed from Belo Broadcasting Corporation to the Company.
PHOTO ARTURO MADRID,    ARTURO MADRID, PH.D., age 60, has served as a director of
PH.D.                   the Company since January 1994. He is the Norene R. and T.
                        Frank Murchison Distinguished Professor of the Humanities at
                        Trinity University in San Antonio, Texas. From 1984 to 1993,
                        he served as the founding President of the Tomas Rivera
                        Center, a national institute for policy studies on Latino
                        issues. In addition, he has held academic and administrative positions at Dartmouth College, the University of
                        California, San Diego, the University of Minnesota, and the
                        U.S. Department of Education. Dr. Madrid is a member of the
                        Council for Foreign Relations and a fellow of the National
                        Academy for Public Administration. In 1996, he was awarded the Charles Frankel Prize by the National Endowment for the
                        Humanities.
PHOTO WILLIAM T.        WILLIAM T. SOLOMON, age 56, has served as a director of the
SOLOMON                 Company since April 1983. He is Chairman and Chief Executive
                        Officer of Austin Industries, Inc., a general construction company, a position he has held since 1987. Prior to 1987,
                        Mr. Solomon was President and Chief Executive Officer of
                        Austin Industries, Inc..

     Class III Directors (Term expires in 2001)

PHOTO JUDITH L.         JUDITH L. CRAVEN, M.D., M.P.H., age 53, has served as a
CRAVEN, M.D., M.P.H.    director of the Company since December 1992. From July 1992 until her retirement in October 1998, she served as
                        President of the United Way of the Texas Gulf Coast. From
                        1983 to 1992, Dr. Craven served as Dean of the School of
                        Allied Health Sciences of the University of Texas Health
                        Science Center at Houston, and from 1987 to 1992 as Vice
                        President of Multicultural Affairs for the University of
                        Texas Health Science Center. Dr. Craven is a member of the
                        Boards of Directors of SYSCO Corporation, Luby's Cafeterias,
                        Inc., Compaq Computer Corporation, and Variable Annuity Life
                        Insurance Company of America.
PHOTO STEPHEN           STEPHEN HAMBLETT, age 64, has served as a director of the
HAMBLETT                Company since May 1997. Mr. Hamblett is Chairman of the
                        Board of The Providence Journal Company, a position he has held since The Providence Journal Company became a
                        wholly-owned subsidiary of the Company in February 1997.
                        From February 1997 until April 1999, Mr. Hamblett also
                        served as Chief Executive Officer and Publisher of The
                        Providence Journal Company. From 1987 to 1997, he was
                        Chairman, Chief Executive Officer, and Publisher of the
                        pre-merger Providence Journal Company. Mr. Hamblett is
                        currently a member of the Boards of Directors of the
                        Associated Press, the American Press Institute, the
                        Inter-American Press Association, and the Smithsonian
                        National Board.

PHOTO DEALEY D.         DEALEY D. HERNDON, age 52, has served as a director of the
HERNDON                 Company since May 1986. Since November 1995, Mrs. Herndon
                        has been President of Herndon, Stauch & Associates, a
                        project and construction management firm. Mrs. Herndon is
                        also currently the Chairman of the Board of Directors of St.
                        Edward's University. Mrs. Herndon served from 1991 to
                        September 1995 as the Executive Director of the State
                        Preservation Board of the State of Texas, and she is a
                        Trustee of the National Trust for Historic Preservation in
                        Washington, D.C. She serves on the Boards of Directors of
                        the Friends of the Governor's Mansion and Capital Area
                        United Way in Austin, Texas.
PHOTO JAMES M.          JAMES M. MORONEY, JR., age 77, has served as a director of
MORONEY, JR.            the Company since February 1952. He served as Chairman of
                        the Board of the Company from April 1984 through December
                        1986, and from January 1983 through December 1986 he served as Chief Executive Officer of the Company. Mr. Moroney
                        currently serves as Chairman of the Board of Trustees of the
                        University of Dallas.
PHOTO HUGH G.           HUGH G. ROBINSON, age 66, has served as a director of the
ROBINSON                Company since May 1989. Mr. Robinson is Chairman and Chief
                        Executive Officer of The Tetra Group, Inc., a construction management firm. He has held that position since 1989, and for more than five years prior to such date Mr. Robinson was
                        President of Cityplace Development Corporation, a real
                        estate development subsidiary of the Southland Corporation.
                        Mr. Robinson is a former Chairman and Board member of the
                        Federal Reserve Bank of Dallas. He is currently a member of the Boards of Directors of Guaranty Federal Savings Bank,
                        Smith Environmental Services, Inc., and Circuit City Stores,
                        Inc., and is a member of the Advisory Board of TU Electric
                        Company.

MEETINGS AND COMMITTEES OF BOARD OF DIRECTORS

     The Board of Directors held a total of six meetings in 1998. Each director attended at least seventy-five percent of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board on which he or she served. The Board of Directors has an Audit Committee, a Compensation Committee, and a Directors Planning Committee, all of the members of each of which are non-employee directors.

     Audit Committee. The Audit Committee consists of Henry P. Becton, Jr., Fanchon M. Burnham, Roger A. Enrico, Dealey D. Herndon, Arturo Madrid, and Hugh
G. Robinson. Mr. Robinson serves as the Chairman of the Audit Committee. The Audit Committee consults with the Company's independent auditors and with personnel from the internal audit and financial staffs with respect to corporate accounting, reporting, and internal control practices. The Audit Committee met two times during 1998.

     Compensation Committee. The Compensation Committee consists of John W. Bassett, Jr., Judith L. Craven, and J. McDonald Williams. Mr. Williams serves as Chairman of the Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors for base salaries for executive officers and compensation packages for directors, approves bonus levels and stock option awards for executive officers, and administers, among other plans, the Company's 1995 Executive Compensation Plan, G. B. Dealey Retirement Pension Plan, Employee Savings and Investment (401(k)) Plan, Supplemental Executive Retirement Plan, and Management Security Plan. The Compensation Committee met four times during 1998.

     Directors Planning Committee. The Directors Planning Committee consists of Dealey D. Herndon, James M. Moroney, Jr., Hugh G. Robinson, Thomas B. Walker, Jr., J. McDonald Williams, and William T.

Solomon. Mr. Solomon serves as Chairman of the Directors Planning Committee. The Directors Planning Committee reviews the long-range financial and strategic planning efforts of the Company and reviews possible nominees for positions on the Board of Directors. The Directors Planning Committee met once in 1998.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company are as follows:

               NAME                       OFFICE CURRENTLY HELD          OFFICE HELD SINCE
               ----                       ---------------------          -----------------
Robert W. Decherd.................  Chairman of the Board, President,       1987(1)
                                    and Chief Executive Officer
Ward L. Huey, Jr. ................  Vice Chairman of the Board              1987(1)
                                    President/Broadcast Division
Burl Osborne......................  President/Publishing Division           1991(1)
                                    Publisher, The Dallas Morning News
Michael J. McCarthy...............  Executive Vice President/               1998(2)
                                    General Counsel
James M. Moroney..................  Executive Vice President                1998(3)
Dunia A. Shive....................  Senior Vice President/                  1998(4)
                                    Chief Financial Officer

---------------

(1) Member of the Board of Directors. (See "Election of Directors" above for additional information.)

(2) Mr. McCarthy, age 54, has been Executive Vice President of the Company since July 1998. He served as Senior Corporate Vice President from July 1997 through June 1998, and as Senior Vice President from January 1987 through June 1997. In addition, Mr. McCarthy has been General Counsel since October 1985. He served as Secretary from 1985 to 1998 and as Vice President of the Company from 1985 to 1987. From 1973 to September 1985, Mr. McCarthy was an associate and then partner in the law firm of Dow, Lohnes & Albertson in Washington, D.C.

(3) Mr. Moroney, age 42, has been Executive Vice President of the Company since July 1998. He served as President of the Company's Television Group from January 1997 until July 1998, and as Executive Vice President of the Television Group from January 1995 until January 1997. From November 1993 until January 1995, Mr. Moroney was Vice President of the Company's Broadcast Division. Mr. Moroney served as President and General Manager of KOTV, the Company's television subsidiary in Tulsa, Oklahoma, from January 1993 until November 1993. From 1992 until January 1993, Mr. Moroney was Vice President and General Manager of KOTV. Mr. Moroney served as Assistant to the President of the Company's Broadcast Division from 1990 to 1992, and as the Company's Controller from 1989 until 1990.

(4) Ms. Shive, age 38, has been Senior Vice President/Chief Financial Officer of the Company since July 1998. She served as Senior Vice President/Corporate Operations from July 1997 through June 1998. From January 1996 until July 1997, Ms. Shive served as Vice President/Finance of the Company. Ms. Shive served as Vice President/Controller of the Company from January 1995 until January 1996, and was the Company's Controller from May 1993 through January 1995.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following information summarizes annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1998, 1997, and 1996 of the Chief Executive Officer and the other four most highly compensated executive officers (collectively, the "Senior Executives") of the Company:

SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                                                                                COMPENSATION
                                               ANNUAL COMPENSATION                 AWARDS
                                    -----------------------------------------   ------------
                                                                                 SECURITIES
                                                                    OTHER        UNDERLYING
         NAME AND                                                   ANNUAL        OPTIONS/      ALL OTHER
         PRINCIPAL                                               COMPENSATION       SARS       COMPENSATION
         POSITION            YEAR   SALARY($)(1)   BONUS($)(2)      ($)(3)          (#)           ($)(4)
         ---------           ----   ------------   -----------   ------------   ------------   ------------
Robert W. Decherd            1998     $696,000            --         --           200,000        $ 81,273
Chairman of the Board,       1997     $625,000      $630,000         --           220,000        $ 81,317
President, and Chief         1996     $625,000      $600,000         --           400,000        $ 75,540
Executive Officer
Ward L. Huey, Jr.            1998     $586,000            --         --           140,000        $203,910
Vice Chairman of the Board   1997     $525,000      $731,250         --           134,000        $203,855
President/Broadcast
  Division                   1996     $525,000      $481,250         --           321,000        $122,374
Burl Osborne                 1998     $538,000            --         --           120,000        $205,823
President/Publishing
  Division                   1997     $485,000      $702,500         --           110,000        $205,768
Publisher, The Dallas
  Morning                    1996     $485,000      $402,500         --           299,200        $152,650
News
Michael J. McCarthy          1998     $370,000            --         --            50,000        $ 56,485
Executive Vice President/    1997     $290,000      $415,688         --            37,200        $ 56,430
General Counsel              1996     $290,000      $215,688         --           118,000        $ 45,625
James M. Moroney             1998     $385,000      $ 23,843(5)      --            50,000        $ 33,344
Executive Vice President     1997     $350,000      $194,620         --            49,400        $ 33,662
                             1996     $287,000      $114,800         --            46,000        $ 11,621

---------------

(1) These amounts include annual director fees of $25,000 for each of Mr. Decherd, Mr. Huey, and Mr. Osborne for 1996 and 1997. Beginning in 1998, employee directors no longer received separate compensation for Board service. Accordingly, each of Mr. Decherd, Mr. Huey, and Mr. Osborne received increments in their 1998 base compensation and target bonus amounts which, when combined, would total approximately $25,000.

(2) Amounts for 1997 include a one-time special bonus award to the Senior Executives in the following amounts: Ward L. Huey, Jr., $250,000; Burl Osborne, $300,000; Michael J. McCarthy, $200,000; and James M. Moroney, $50,000.

(3) The total value of executive perquisites and benefits did not exceed the lesser of (i) $50,000 or (ii) 10% of the total annual salary and bonuses for any executive officer above.

(4) Amounts in this column consist of the following for 1998: (i) dollar values of premiums for life insurance purchased by the Company on behalf of the officer listed above under the Company's Management Security Plan; (ii) amounts contributed by the Company to the Company's Employee Savings and Investment Plan (the "401(k) plan"), a non-discriminatory retirement plan established pursuant to

    Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"); and (iii) amounts contributed by the Company to the Company's Supplemental Executive Retirement Plan (the "SERP").

                                                                          EMPLOYEE
                                                            MANAGEMENT   SAVINGS AND
                                                             SECURITY    INVESTMENT        SERP
                                                               PLAN         PLAN       CONTRIBUTION
                           NAME                                ($)           ($)           ($)
                           ----                             ----------   -----------   ------------
Robert W. Decherd.........................................   $15,724       $4,911        $ 60,638
Ward L. Huey, Jr..........................................   $19,861       $5,280        $178,769
Burl Osborne..............................................   $20,087       $5,280        $180,456
Michael J. McCarthy.......................................   $ 9,465       $5,280        $ 41,740
James M. Moroney..........................................        --       $4,907        $ 28,437

(5) This amount represents a bonus earned in Mr. Moroney's capacity as the President of the Company's Television Group prior to July 1998 with respect to the Company's television subsidiaries which met their financial performance levels for 1998.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     Since 1989, the Company has made annual grants of stock options to executive officers and other key employees under its executive compensation plans. The stock options described below were awarded under the Company's 1995 Executive Compensation Plan (the "1995 Plan"). During 1998, all options granted were for Series B shares, and no limited stock appreciation rights were granted. The following table provides additional information regarding options granted during 1998 to the Senior Executives:

                                                       % OF TOTAL
                                          NUMBER OF     OPTIONS
                                          SECURITIES    GRANTED
                                          UNDERLYING       TO       EXERCISE                GRANT DATE
                                           OPTIONS     EMPLOYEES    OR BASE                  PRESENT
                                           GRANTED     IN FISCAL     PRICE     EXPIRATION     VALUE
                  NAME                      (#)(1)        YEAR       ($/SH)       DATE        ($)(2)
                  ----                    ----------   ----------   --------   ----------   ----------
Robert W. Decherd.......................   200,000       10.81%      $17.75     12/16/08    $1,282,280
Ward L. Huey, Jr........................   140,000        7.56%      $17.75     12/16/08    $  897,596
Burl Osborne............................   120,000        6.48%      $17.75     12/16/08    $  769,368
Michael J. McCarthy.....................    50,000        2.70%      $17.75     12/16/08    $  320,570
James M. Moroney........................    50,000        2.70%      $17.75     12/16/08    $  320,570

---------------

(1) All options shown above become exercisable in increments of 40% after one year and 30% after years two and three. Upon the occurrence of a Change in Control (as defined in the 1995 Plan; see "Compensation Pursuant to Certain Retirement Plans -- Pension Plan" on page 16 for the definition of Change in Control), all of the options become immediately exercisable, unless the Board of Directors has adopted resolutions making the acceleration provisions inoperative (or does so promptly following such occurrence). The 1995 Plan permits the payment of the exercise price of an option with shares of Common Stock which have been held for at least six months, or with the approval of the Compensation Committee, with shares which have been held for less than six months. In addition, the 1995 Plan permits the payment of taxes due upon exercise of an option with shares of Common Stock that are held by the optionee or shares of Common Stock issued upon the exercise of an option granted under the 1995 Plan.

(2) These values are determined using the Black-Scholes Option Pricing Model. The Black-Scholes Option Pricing Model is one of the methods permitted by the Securities and Exchange Commission for estimating the present value of options. The Black-Scholes Option Pricing Model is based on assumptions as to certain variables as described below, and is not intended to estimate, and has no direct correlation to, the value of stock options that an individual will actually realize. The actual value of the stock options that a Senior Executive may realize, if any, will depend on the excess of the market price on the date of exercise over the exercise price. The values listed above were based on the following assumptions: volatility (measured as the annualized standard deviation of the sample, as determined from the past 20 quarters, ending with the third quarter of 1998) -- .2102; risk free rate of return -- 4.87%; dividend yield -- 1.259%; time of exercise -- 10 years; and discount for risk of forfeiture -- 3%.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table shows information concerning the exercise of stock options during 1998 by the Senior Executives and the estimated value of unexercised options held by such individuals at year-end:

                                                                              NUMBER OF       VALUE OF
                                                                             SECURITIES      UNEXERCISED
                                                                             UNDERLYING     IN-THE-MONEY
                                                                            OPTIONS/SARS    OPTIONS/SARS
                                                                              AT FY-END       AT FY-END
                                         SHARES ACQUIRED                       (#)(2)          ($)(3)
                                           ON EXERCISE     VALUE REALIZED   EXERCISABLE/    EXERCISABLE/
                 NAME                          (#)             ($)(1)       UNEXERCISABLE   UNEXERCISABLE
                 ----                    ---------------   --------------   -------------   -------------
Robert W. Decherd......................      121,712(4)      $1,329,087       147,950/       $  156,122/
                                                                               628,000       $ 1,067,500
Ward L. Huey, Jr.......................           --            --            401,600/       $1,529,441/
                                                                               456,700       $   823,156
Burl Osborne...........................           --            --            404,120/       $1,938,042/
                                                                               415,760       $   765,100
Michael J. McCarthy....................           --            --            161,180/       $  803,935/
                                                                               163,720       $   309,313
James M. Moroney.......................           --            --            124,236/       $  411,164/
                                                                                93,440       $   139,563

---------------

(1) Based on the closing price of the Company's Series A shares on the NYSE on the respective exercise dates, less the exercise price of the options.

(2) Of the exercisable options, the following numbers of shares underlying options are for Series B shares for each Senior Executive: Mr.
    Decherd -- 147,950 shares; Mr. Huey -- 256,300 shares; Mr. Osborne -- 211,440 shares; Mr. McCarthy -- 79,480 shares; and Mr. Moroney -- 90,960 shares. The remaining exercisable options are for Series A shares. All of the unexercisable options presented are options for Series B shares.

(3) Based on the closing price of $19.9375 of the Company's Series A shares on the NYSE on December 31, 1998, less the exercise price of the options.

(4) Of the total 121,712 shares of the Company's Common Stock that were acquired by Mr. Decherd upon the exercise of stock options, 94,260 were Series A shares and 27,452 were Series B shares. All of the acquired shares were held by Mr. Decherd and not sold.

COMPENSATION PURSUANT TO CERTAIN RETIREMENT PLANS

     Pension Plan. The Company maintains a non-contributory pension plan available to substantially all of its employees who have completed one year of service and have reached 21 years of age. The following table reflects the expected annual benefits, computed on a 10-year certain and life annuity basis, payable under the plan to a fully vested Senior Executive of the Company upon retirement at age 65 after the credited years of service and at the annual remuneration levels set forth in the table.

     AVERAGE ANNUAL
      COMPENSATION                                   YEARS OF SERVICE(1)(2)
         DURING            --------------------------------------------------------------------------
    FINAL FIVE YEARS          10         15         20         25         30         35         40
    ----------------       --------   --------   --------   --------   --------   --------   --------
  $150,000...............  $ 20,593   $ 30,889   $ 41,186   $ 51,482   $ 61,779   $ 72,075   $ 80,325
  $250,000...............  $ 35,093   $ 52,639   $ 70,186   $ 87,732   $105,279   $122,825   $124,127
  $350,000...............  $ 49,593   $ 74,389   $ 99,186   $123,982   $124,127   $124,127   $124,127
  $450,000...............  $ 64,093   $ 96,139   $124,127   $124,127   $124,127   $124,127   $124,127
  $550,000...............  $ 78,593   $117,889   $124,127   $124,127   $124,127   $124,127   $124,127
  $650,000...............  $ 93,093   $124,127   $124,127   $124,127   $124,127   $124,127   $124,127
  $750,000...............  $107,593   $124,127   $124,127   $124,127   $124,127   $124,127   $124,127
  $850,000 or above......  $122,093   $124,127   $124,127   $124,127   $124,127   $124,127   $124,127

---------------

(1) Benefits listed in the table above are not subject to reduction for Social Security amounts.

(2) The table above does not reflect all of the limitations on accrued benefits imposed by Section 415 of the Code, which currently limits such benefits to $130,000. Prior to January 1, 1983, actual benefits were accrued subject to a maximum limitation of $136,425. The table also does not reflect the limitations imposed by Section 401(a)(17) of the Code on annual compensation to be taken into account in determining pension benefits, which in 1998 was limited to $160,000.

     The Company's pension plan provides for the payment of a monthly retirement benefit based on credited years of service and the average of five consecutive years of highest annual compensation out of the ten most recent calendar years of employment. Compensation covered under the plan includes regular pay plus overtime, bonuses, commissions, and any contribution made by the Company on behalf of an employee pursuant to a deferral election under any benefit plan containing a cash or deferred arrangement. Covered compensation excludes certain non-cash earnings and Company matching contributions to the Company's 401(k) plan. A participant's interest in the plan becomes fully vested upon completion of five years of credited service, or upon attainment of age 62, whichever first occurs. Retirement benefits under the plan are paid to participants upon normal retirement at the age of 65 or later, or upon early retirement, which may occur at age 62 or age 55 with five years of service. The plan also provides for the payment of death benefits. As of December 31, 1998, the Senior Executives have credited years of service under the plan as follows: Mr. Decherd -- 25 years; Mr. Huey -- 38 years; Mr. Osborne -- 18 years; Mr. McCarthy -- 13 years; and Mr. Moroney -- 20 years. The covered compensation of such persons under the pension plan is substantially the same as the annual compensation indicated in the Summary Compensation Table on page 13, except that such covered compensation was capped at $160,000 for all participants in 1998.

     Upon the occurrence of certain events, (1) the benefits of all active participants in the pension plan become fully vested and nonforfeitable and (2) the excess of plan assets over the present value of accrued benefits, if any, are applied to provide active participants with an additional vested benefit equivalent to the benefit such participants should have received under Department of Labor Regulations Section 2618.32(a), as in effect prior to July 1, 1996, if the plan had then terminated. The events giving rise to (1) and (2) above are generally identical to those giving rise to a "Change in Control," as defined in the Company's 1995 Plan. A "Change in Control" is generally defined in the 1995 Plan as the commencement of a tender offer or exchange offer, a change in control (which is deemed to occur when any group, entity, or other person that theretofore beneficially owned less than 30% of the total number of outstanding shares of Common Stock acquires shares, which acquisition results in such group, entity, or person having more than 30% beneficial ownership), approval or consummation of certain mergers, sales, exchanges, or dispositions of the Company's assets, or certain changes in the composition of the Board of Directors of the Company during any period of two consecutive years.

     Management Security Plan. The Management Security Plan was instituted as of January 1, 1980 to provide retirement and death benefits at a reduced cost through group rates to a select group of management and highly compensated employees, including four of the five Senior Executives listed in the Summary Compensation Table above, who contribute materially to the growth, development, and success of the Company. The Management Security Plan, other than the amounts of benefits awarded thereunder, is administered by a committee that serves at the discretion of the Board of Directors, the members of which committee may be participants in the plan. The Management Security Plan is currently administered by the Compensation Committee, none of whose members is a participant in the plan. The Management Security Plan provides for a death benefit equal to 100% of the participant's salary at the date the participant elected to participate in the plan, payable for the first year after death, and then 50% of the participant's salary for the next nine years thereafter or until the participant would have reached age 65 (whichever is longer). If the participant survives to year 65, then such amounts will be paid out over 10 years after retirement. However, in 1988 the Company determined to freeze the level of benefits under the Management Security Plan, and no additional participants have been added to the plan since such time. The estimated annual benefits under the Management Security Plan payable upon retirement at age 65 to the Senior Executives participating in the plan are as follows: Mr. Decherd -- $384,586; Mr.
Huey -- $120,007; Mr. Osborne -- $74,227; and Mr. McCarthy -- $104,250. Amounts
contributed to the Management Security Plan by the Company on behalf of the Senior Executives for 1998 are set forth in footnote (4) to the Summary Compensation Table on page 13 above.

     Supplemental Executive Retirement Plan. The SERP was adopted by the Compensation Committee in December 1992 for senior corporate officers and other key executives selected by the Compensation Committee. This group includes the Senior Executives. The SERP's purpose is to help offset the Code limits on the Company's qualified retirement plans. The SERP's specific objective, when combined with the Company's pension plan, Company contributions to the 401(k) plan, and Management Security Plan, is to provide a benefit at age 65 of 60% of final average pay (the average of the total salary and bonus during the last five completed calendar years of employment) to the senior corporate officers and a benefit of 55% of final average pay to all other participants. However, since the SERP is a defined contribution plan, the actual benefit to be received by any participant will be dependent on the participant's account balance at the time of retirement. As the contributions to the SERP are based on a participant's salary and bonus, the actual amount of the contributions made on behalf of a participant will vary based on a number of factors, of which Company performance is a primary factor. (See "Executive Compensation Plan" under "Compensation Committee Report on Executive Compensation" on pages 19-21 for a discussion of Company performance and its effect on the amount of salary and bonus paid to executives.) The payment of benefits under the SERP will be subject to the same terms and conditions described above for the payment of benefits under the Company's pension plan. (See the description of the Company's pension plan on pages 16 and 17 above. See also footnote (4) to the Summary Compensation Table on page 13 above for the amounts contributed to the SERP by the Company on behalf of the Senior Executives for 1998.) The Company has established a trust to hold the contributions to the SERP, which contributions will be subject to the claims of the Company's creditors. As a result of the establishment of the trust, benefits payable under the SERP will be protected in the event of a change in control of the Company.

COMPENSATION OF DIRECTORS

     Non-employee directors receive an annual compensation package valued at $85,000. One-half of this amount is paid in stock options for Series B shares (relying on the Black-Scholes option pricing model on the date of grant), with exercise prices equal to the closing price of Series A shares on the date of grant. Directors elect in advance to receive all or a portion of the remaining amount in additional stock options for Series B shares or in cash. Non-employee directors who serve as committee chairs receive an additional $5,000 in cash. No additional fee is paid to non-employee directors for attendance at regularly scheduled Board and committee meetings; attendance at special meetings of the Board and special committee meetings is compensated at $1,250 per meeting ($2,500 for a committee chair). Directors who are employees of the Company do not receive separate compensation for Board service. (See footnote 1 to the Summary Compensation Table on page 13.)

CERTAIN TRANSACTIONS

     The Company, through its subsidiaries Texas Cable News, Inc. and The Dallas Morning News, Inc., has entered into agreements with a subsidiary of Austin Industries, Inc. relating to new construction and renovations at the primary business sites of each of these two subsidiaries. These agreements provide for aggregate payments of approximately $9,552,000 for such services, of which approximately $7,327,000 was incurred by the Company's subsidiaries during the year ended December 31, 1998. William T. Solomon, a director of the Company, is Chairman and Chief Executive Officer of Austin Industries, Inc.. The Company believes that the above-described agreements were on terms as favorable as would have been received from independent third parties.

     On August 1, 1998, the Company entered into a three-year lease with The Tetra Group, Inc., pursuant to which The Tetra Group, Inc. leased approximately 2,900 square feet of office space from the Company at an annual rental rate of $38,821. Hugh G. Robinson, a director of the Company, is Chairman and Chief Executive Officer of The Tetra Group, Inc.. The Company believes that the above-described lease was on terms as favorable as would have been received from an independent third party.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on information provided to the Company by the Reporting Persons, the Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended December 31, 1998 were made on a timely basis, except for the reporting on a Form 4 of a transaction by John W. Bassett, Jr. in February 1998 which was filed three days late.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

THE COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") is composed entirely of independent outside directors. The Board of Directors has delegated to the Committee the authority to review, consider and determine the compensation of the Company's executive officers. The Committee follows the guidelines of the Company's Executive Compensation Plan (the "ECP"), under which the Committee makes recommendations to the Board of Directors regarding salary levels for executive officers and makes the final determination regarding bonuses and awards of stock options and other stock-based compensation to such persons under the 1995 Plan (which was approved by the Company's shareholders at the 1995 Annual Meeting).

EXECUTIVE COMPENSATION PLAN

     The ECP was implemented January 1, 1989. The key elements of the ECP are an annual base salary, an annual target bonus opportunity, and long-term incentive awards issued under the 1995 Plan. The ECP is administered by the Committee, the members of which are not eligible to participate in the ECP. Officers of the Company and its subsidiaries, including the Chief Executive Officer and the senior executive officers listed in the Summary Compensation Table on page 13 (the "Senior Executives"), are automatically eligible to participate in the ECP. The Committee selects additional participants according to their ability to affect significantly the profitability of the Company. Levels of compensation for participants other than the Chief Executive Officer and the Senior Executives are determined in a manner similar to that described below for the Senior Executives.

     The ECP is designed to provide a competitive level of compensation to key executives, managers and professionals through annual compensation as well as long-term awards. The goals of the ECP are: (1) to establish a competitive compensation program to attract, retain and motivate employees in those positions that most directly affect the Company's overall performance, and (2) to encourage coordinated and sustained effort toward enhancing the Company's performance and maximizing the Company's value to its shareholders. The receipt by participants of bonus amounts is entirely dependent upon the achievement of Company financial performance targets.

     Long-term incentive awards (stock options or other stock-based awards) are granted in December of each year. At the same time, base salary levels and bonus opportunities are established for the following year. The Committee considers an ECP participant's annual compensation package to include the long-term incentive awards granted in December of the prior year, plus base salary and bonus opportunity as determined for the current fiscal year. However, the rules of the Securities and Exchange Commission require the reporting of compensation on a calendar year basis. Consequently, the compensation packages presented herein and in the Summary Compensation Table on page 13 include base salary and bonus opportunities awarded with respect to 1998, which were established by the Committee in December 1997, and option awards granted in December 1998.

     The Committee works closely with the Chief Executive Officer and the Chief Financial Officer in formulating its recommendations. It is the policy of the Company to strive to establish a level for each element of a participant's compensation that is approximately equal to the seventy-fifth percentile for comparable companies. This target percentile was established at a level the Committee believes is necessary to attract and retain outstanding executives. For comparative purposes, the Committee utilizes a special cut survey of peer media companies in determining base salaries and bonus opportunities and a broader survey of companies in determining long-term incentive awards. The survey is conducted by a nationally recognized compensation consultant. The companies included in both the general compensation survey and the special cut survey vary somewhat from those included in the group of peer companies indicated in the Performance Graph on page 22 because certain companies included in the peer group do not participate in the compensation survey and some companies that participate in the compensation survey are not public companies.

     Base Salary. The base salaries of the Senior Executives for 1998 were set at levels approximating the target percentile of the special cut survey aimed for by the Committee.

     Annual Performance Bonus Opportunity. Each ECP participant has an opportunity to earn an annual bonus based entirely upon the financial performance of the participant's organizational entity. The Committee uses a percent of the base salary of each ECP participant to establish the participant's bonus opportunity range, based on survey comparisons. The Committee annually reviews minimum, target and maximum levels of financial performance for each organizational entity, based on business plans developed by Company management. Each Senior Executive's bonus opportunity is based on the financial performance of the Company as a whole. Bonus amounts for ECP participants are determined shortly following the end of each calendar year.

     If minimum performance levels have not been achieved, participants earn no bonuses. Performance at the target level earns participants 100% of their bonus amounts, and performance at the maximum level earns participants 175% of their bonus amounts. If performance falls between the minimum level and the target level, participants receive a prorated amount up to the target bonus amount reflecting performance in excess of the minimum level. If performance falls between the target and maximum performance levels, participants receive 100% of their bonus amounts, plus an additional pro rata amount reflecting performance in excess of the target level. The Committee believes that linking the bonus opportunity directly to financial performance gives ECP participants an incentive to focus on management objectives. Because the Company's financial performance during 1998 did not achieve the minimum performance level determined by the Committee, with the exception of James M. Moroney, none of the Senior Executives set forth in the Summary Compensation Table on page 13 received bonuses for 1998. Mr. Moroney received a bonus for 1998 in the amount of $23,843, which was earned in his capacity as the President of the Company's Television Group prior to July 1998, with respect to television subsidiaries which met their financial performance target levels for 1998.

     Long-Term Awards. The long-term incentive component of the ECP is designed to encourage the retention of key executives, and the ultimate value of long-term awards is determined by the Company's performance as reflected in the market price of its stock. The Committee assigns to each ECP participant a long-term incentive factor, expressed as a percent of base salary. The Committee strives to set long-term incentive levels for participants that would place them at approximately the seventy-fifth percentile of the survey considered by the Committee. In determining levels of long-term incentive awards for participants, the Committee attempts to estimate the present value of these awards, assuming the Company's growth approximates media industry norms, and making use of the Black-Scholes Option Pricing Model. However, in determining stock option awards for 1998, the Committee used additional criteria and placed less reliance on the Black-Scholes model valuations, in light of the decline in the Company's stock price during the months preceding the stock option grant date. Additional criteria used by the Committee included the number of stock options granted to each participant during the previous year, the level of responsibility of each participant and such person's past and potential contribution toward the Company's performance. The number of options awarded each ECP participant (including the Senior Executives) in 1998 was less than would have been awarded using the Black-Scholes model alone.

     Stock Options. A total of 560,000 options for the Company's Series B shares were granted to Senior Executives in 1998 under the 1995 Plan. The Committee established an exercise price for such options equal to the market price of the Series A shares on the date of grant. (See the Option/SAR Grants in Last Fiscal Year table on page 14.) The Committee has never granted options at exercise prices other than the market price of the Series A shares on the date of grant and has never adjusted such prices retroactively (except pursuant to antidilution provisions upon the Company's distribution by dividend of Series B shares in May 1988 and pursuant to two separate two-for-one stock splits, each paid in the form of a dividend on each outstanding share of the Company's Common Stock in June 1995 and in June 1998, respectively).

     While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of its Common Stock at any particular point in time, the decision as to whether this value will be realized in any particular year is primarily determined by each individual executive. Accordingly, in analyzing annual compensation levels, the Committee does not consider gains realized during any particular year by any of the Senior Executives as a result of individual decisions to exercise stock options or to sell restricted shares received in previous years. (See the Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values table on page 15 for the amounts realized by the Senior Executives from option exercises in 1998 and the estimated unrealized value of unexercised options held by such persons as of December 31, 1998.)

CEO COMPENSATION

     Mr. Decherd is a participant in the ECP. In December 1998, the Committee awarded Mr. Decherd stock options for 200,000 Series B shares. This amount reflects the assessment described above that was used by the Committee in evaluating stock option awards for 1998. Mr. Decherd's base salary was established at a level generally corresponding to the compensation level aimed for by the Committee. Mr. Decherd's 1998 bonus amount under the ECP was determined solely in relation to the consolidated financial performance of the Company and its subsidiaries. As a result of the target financial performance levels established by the Committee with respect to 1998, Mr. Decherd did not receive a bonus with respect to 1998.

ONE MILLION DOLLAR LIMIT ON THE DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Omnibus Budget Reconciliation Act of 1993 placed a one million dollar limit on the deductibility of certain compensation paid to the Chief Executive Officer and the Senior Executives for tax years beginning on or after January 1, 1994. Certain compensation, including performance-based compensation meeting specified requirements, is exempt from the limit. The 1995 Plan permits the Company to grant awards that are not subject to the deduction limit established by Section 162(m) of the Code. The Committee intends to grant awards that are not subject to the deduction limit to the extent that the structure of such awards is consistent with corporate performance objectives.

Respectfully submitted,

COMPENSATION COMMITTEE

John W. Bassett, Jr.
Judith L. Craven
J. McDonald Williams, Chairman

                               PERFORMANCE GRAPH

     The following graph compares the annual cumulative total shareholder return on an investment of $100 on December 31, 1993 in the Company's Series A shares, based on the market price of the Series A shares and assuming reinvestment of dividends, with the cumulative total return of a similar investment in companies on the Standard & Poor's 500 Stock Index and in a group of peer companies selected by the Company on a line-of-business basis and weighted for market capitalization. Last year, the Company's peer group included the following companies: BHC Communications, Inc.; Central Newspapers, Inc.; Dow Jones & Company, Inc.; Gannett Company, Inc.; Granite Broadcasting Corporation; Knight-Ridder, Inc.; Lee Enterprises, Inc.; McClatchy Newspapers, Inc.; Media General, Inc.; The New York Times Company; Pulitzer Publishing Company; The E.
W. Scripps Company; Times Mirror Company; Tribune Company; The Washington Post Company; and Young Broadcasting Corporation (the "Pre-1999 Peer Group"). The current peer group (the "1999 Peer Group") differs from the Pre-1999 Peer Group in that it has been expanded to include Hearst-Argyle Television, Inc., a company that competes in one of the Company's two primary lines of business. For comparison purposes, the graph shows the results of both the Pre-1999 Peer Group and the 1999 Peer Group. The Company is not included in the calculations of peer group cumulative total shareholder return on investment.
                              [PERFORMANCE GRAPH]

                           ANNUAL REPORT ON FORM 10-K

     UPON WRITTEN REQUEST OF ANY BENEFICIAL SHAREHOLDER OR SHAREHOLDER OF RECORD, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 (INCLUDING THE EXHIBITS, FINANCIAL STATEMENTS, AND THE SCHEDULES THERETO) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM THE CORPORATE SECRETARY AT P.O. BOX 655237, DALLAS, TEXAS 75265-5237.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, independent auditors, served as independent auditors for the Company for the fiscal year ended December 31, 1998, and will serve in such capacity for the current fiscal year. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions presented at the Annual Meeting.

                             SHAREHOLDER PROPOSALS

     A shareholder who intends to introduce a proposal for consideration at the Company's year 2000 Annual Meeting may seek to have that proposal and a statement in support of the proposal included in the Company's Proxy Statement if the proposal relates to a subject that is permitted under SEC Rule 14a-8. Additionally, in order to be eligible for inclusion in the Company's Proxy Statement, the shareholder must submit the proposal and supporting statement to the Company not later than December 5, 1999 and must satisfy the other requirements of Rule 14a-8.

     A shareholder may otherwise propose business for consideration or nominate persons for election to the Board of Directors, in compliance with federal proxy rules, applicable state law and other legal requirements and without seeking to have the proposal included in the Company's Proxy Statement pursuant to Rule 14a-8. The Company's Amended and Restated Bylaws provide that any such proposals or nominations must be submitted to the Company between February 12, 2000 and March 12, 2000 in order to be considered at the Company's year 2000 Annual Meeting and must satisfy the other requirements with respect to such proposals or nominations contained in the Company's Bylaws. If the shareholder does not also comply with the requirements of SEC Rule 14a-4, the Company may exercise discretionary voting authority under proxies it solicits to vote on any such proposal or nomination made by a shareholder.

     Copies of the Company's Amended and Restated Bylaws and SEC Rules 14a-4 and 14a-8 may be obtained by contacting the Corporate Secretary at P.O. Box 655237, Dallas, Texas 75265-5237, or by telephone at (214) 977-6606.

                                 OTHER MATTERS

     At the date of this Proxy Statement, management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying form of Proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                             By Order of the Board of Directors

                                                      MARIAN SPITZBERG
                                                         Secretary

Dated: April 1, 1999

                                                                      4350-PS-99

                         WELLS FARGO BANK (TEXAS), N.A.
                             NOTICE TO PARTICIPANTS
                                     IN THE
                             A. H. BELO CORPORATION
                      EMPLOYEE SAVINGS AND INVESTMENT PLAN

Dear Plan Participant:

     Enclosed with this notice is a Proxy Statement of A. H. Belo Corporation (the "Company") describing the Annual Meeting of Shareholders to be held on May 12, 1999 (the "Annual Meeting"). The Annual Meeting will be for the purpose of electing Class I Directors ("Proposal 1") and any other matter that may properly come before the meeting or any adjournment thereof. The Proxy Statement has been prepared by the Board of Directors of the Company in connection with the business to be transacted at the Annual Meeting.

DIRECTIONS TO THE TRUSTEE

     Only Wells Fargo Bank (Texas), N.A., as trustee (the "Trustee") of the A.
H. Belo Corporation Employee Savings and Investment Plan (the "Plan"), can vote the shares of the Company stock ("Shares") held by the Plan. However, under the terms of the Plan, you as a participant are entitled to instruct the Trustee how to vote the Shares allocated to your account.

     Enclosed with this notice is a confidential voting instruction card provided to you for the purpose of instructing the Trustee how to vote the Shares concerning the above matters. Your participation in this matter is important. Please take the time to complete the instruction card and return it in the enclosed self-addressed and stamped envelope. You may instruct the Trustee to vote FOR or WITHHOLD AUTHORITY on Proposal 1. The Board of Directors has appointed an administrative committee (the "Committee") as named fiduciary, which will have the discretion to vote the Shares in the event you do not provide instructions to the Trustee.

     The Trustee will vote all Shares of the Plan in accordance with the instructions set forth on the voting instruction cards that are received by the Trustee on or before May 6, 1999, unless the Trustee determines such instructions are contrary to the requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If you sign, date and return a voting instruction card but do not check any boxes on the card, the Trustee will vote your Shares FOR Proposal 1.

CONFIDENTIALITY AND INSTRUCTIONS

     Your vote is strictly confidential and will not be revealed, directly or indirectly, to any director, officer, or other employee of the Company or to anyone else, except as otherwise required by law. Therefore, feel completely free to instruct the Trustee to vote your Shares in the manner you think best.

VOTING DEADLINE

     Because of the time required to tabulate voting instructions from participants before the Annual Meeting, the Trustee must establish a cut-off date for receiving your instruction cards. The cut-off date established by the Trustee is May 6, 1999. The Trustee cannot ensure that instruction cards received after the cut-off date will be tabulated. Therefore, it is important that you act promptly and return your instruction card on or before May 6, 1999, in the envelope provided for your convenience. If the Trustee does not receive timely instructions from you with respect to your Shares, the Trustee will vote such Shares, as directed by the Committee, in the same manner, proportionately, as the Shares in the Plan as to which voting instructions have been received.

FURTHER INFORMATION

     IF YOU ARE A DIRECT SHAREHOLDER OF A. H. BELO CORPORATION, YOU WILL ALSO FIND ENCLOSED A SEPARATE PROXY CARD, WHICH YOU MUST USE TO VOTE YOUR DIRECTLY-OWNED SHARES. THAT CARD CANNOT BE USED TO DIRECT THE VOTING OF SHARES HELD BY THE PLAN. YOU MUST RETURN BOTH CARDS TO VOTE YOUR DIRECTLY-OWNED SHARES AND YOUR SHARES HELD BY THE PLAN.

     If you have questions regarding the information provided to you, you may contact the Trustee at the following numbers between 8:00 a.m. and 5:00 p.m. Central Time, Monday through Friday:

                 (800) 716-6817 Ext. 16 (Texas Residents Only)
                            (800) 568-6245 Ext. 1661

     Your ability to instruct the Trustee how to vote your Shares held in the Plan is an important part of your rights as a participant. Please consider the enclosed material carefully and return your voting instructions to us promptly.

April 1, 1999

                                            WELLS FARGO BANK (TEXAS), N.A.
                                            as Trustee of the
                                            A. H. BELO CORPORATION
                                            EMPLOYEE SAVINGS AND INVESTMENT PLAN

                                                                      4350-TL-99

                        YOUR PROXY CARD FOR YOUR 401(k)
                           SHARES IS ATTACHED BELOW.



  PLEASE READ AND FOLLOW THE INSTRUCTIONS CAREFULLY AND DETACH AND RETURN YOUR
          COMPLETED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.








                                  DETACH HERE
--------------------------------------------------------------------------------

                                     PROXY

                                  [BELO LOGO]

                  TO PARTICIPANTS IN THE A.H. BELO CORPORATION
                     EMPLOYEE SAVINGS AND INVESTMENT PLAN:

     As a participant in the Employee Savings and Investment Plan with full shares of the Company's Common Stock allocated to your account as of March 19, 1999, you may instruct the Trustee how to vote shares at the Annual Meeting of Shareholders to be held on May 12, 1999. Your instructions to the Trustee will be held in strict confidence and will be made available only to the inspectors of the election at the Annual Meeting, none of whom is an employee of the Company. Under the terms of the Plan, you have the right to give voting instructions for all shares allocated to your account. Please use the other side of this form in giving your instructions.

     Any shares held by the Trustee as to which it has not received voting instructions by May 6, 1999, will be voted as directed by the administrative committee appointed by the Board of Directors of the Company. Any shares held by the Trustee as to which it has been instructed to sign the Board of Directors proxy, with no additional instructions to the contrary indicated, will be voted "FOR" Proposal 1, the election of Class I Directors.

                         WELLS FARGO BANK (TEXAS), N.A.
                                    TRUSTEE

-------------                                                      -------------
 SEE REVERSE     (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)   SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

                                  DETACH HERE
-------------------------------------------------------------------------------
[ X ] Please mark
      votes as in
      this example.

Wells Fargo Bank (Texas), N.A., you are hereby instructed to sign the Board of Directors proxy. You are further instructed to direct the proxy holders to vote as follows:

1. Election of the following nominees as Class I Directors (Term expires 2002).
   Nominees:  John W. Bassett, Jr., Robert W. Decherd, Burl Osborne,
              and J. McDonald Williams.

               [ ]   FOR           [ ] WITHHOLD
                     ALL               AUTHORITY
                   NOMINEES            FROM ALL
                                       NOMINEES

   [ ]
      --------------------------------------
      For all nominees except as noted above


2. At the discretion of such Proxies on any other matter that properly may come before the meeting or any adjournment thereof.



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]



PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS AT LEFT AND RETURN IN THE ENVELOPE.

I hereby authorize Wells Fargo Bank (Texas), N.A., as Trustee under the Employee Savings and Investment Plan, to vote the shares of Common Stock held for my account under the Employee Savings and Investment Plan at the Annual Meeting in accordance with instructions given above. Wells Fargo Bank (Texas), N.A. has appointed Boston EquiServe as Agent to tally the votes.


Signature:                              Date:
          ----------------------------       -------------------------

Signature:                              Date:
          ----------------------------       -------------------------

                       YOUR PROXY CARD IS ATTACHED BELOW.



                    PLEASE READ AND FOLLOW THE INSTRUCTIONS
                      CAREFULLY AND DETACH AND RETURN YOUR
                      COMPLETED PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.




                                  DETACH HERE
--------------------------------------------------------------------------------

                                     PROXY
                                  [BELO LOGO]

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             A.H. BELO CORPORATION

     The undersigned hereby appoints Robert W. Decherd and Michael J. McCarthy, or any one or both of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated below all the shares of the Common Stock of A.H. Belo Corporation held of record by the undersigned on March 19, 1999, at the Annual Meeting of Shareholders to be held on May 12, 1999, and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN, BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1.

     Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
    SIDE       (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)          SIDE
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

                                  DETACH HERE
--------------------------------------------------------------------------------

     Please Mark
[X]  Votes As In
     This Example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1.

1.   Election of the following nominees as Class I Directors
     (Term expires 2002).

     NOMINEES: John W. Bassett, Jr., Robert W. Decherd, Burl Osborne, and J. McDonald Williams.

                           FOR              WITHHOLD
                    [ ]    ALL     [ ]     AUTHORITY
                         NOMINEES      FROM ALL NOMINEES



[  ]
    ---------------------------------------
     For all nominees except as noted above

2. At the discretion of such Proxies on any other matter that properly may come before the meeting or any adjournment thereof.




     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]


PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS AT LEFT AND RETURN IN THE ENVELOPE.

Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:                    Date:      Signature:                  Date:
          --------------------     ------          ------------------     ------